Exhibit 10.3

SIGA TECHNOLOGIES, INC.
420 Lexington Avenue, Suite 408
New York, NY  10170

                                                               April 29, 2009

Ayelet Dugary
60 Park Street
Tenafly, NJ 07670

Dear Ms. Dugary:

In connection with the change of your position with the Company from “Acting Chief Financial Officer” to “Chief Financial Officer,” this letter sets forth an amendment to your employment agreement, dated as of January 22, 2007, as amended on March 12, 2009 (the “Employment Agreement”).

We hereby propose to amend the Employment Agreement by replacing all references to “Acting Chief Financial Officer” with “Chief Financial Officer,” such change to be effective as of the date of your acceptance hereto.

If you agree to the foregoing, please sign and date where indicated below and return the signed copy to me.

                                                                                                                                                      Sincerely,

                                                                                                                                              SIGA TECHNOLOGIES, INC.

                                                                                                                  By: /s/ Eric Rose
                                          Eric Rose
                                          Chief Executive Officer

AGREED AND ACCEPTED

By: /s/ Ayelet Dugary
       Ayelet Dugary
       Chief Financial Officer

Date: April 29, 2009